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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Amendment No. 5 to Form S-1 (File No. 333-32134) of our report dated March 3, 2000 relating to the financial statements of AT&T Submarine Systems, Inc. which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 24, 2000